TERM LENDERS’ CLAIMED DEFAULTS Exhibit 99.1

Table of Contents • Overview • Claimed Defaults • RadioShack Position • Forward-Looking Statements 2

Overview
• Claimed defaults purportedly arise under RadioShack’s $250 million term loan facility closed on December 10, 2013, with lending affiliates of Salus Capital
Partners and Cerberus Business Finance (the “Term Lenders”)
• Notice delivered by Salus Capital Partners, as the agent for the Term Lenders
• Notice alleges breaches of certain covenants, demands immediate payment of all amounts owing to the Term Lenders and asserts other remedies under the
Credit Agreement with the Term Lenders (the “SCP Credit Agreement”)
• RadioShack disagrees with the assertions that any event of default has occurred
• Accordingly, RadioShack does not believe that the demand for immediate payment or any other exercise of remedies has any merit
• The lenders holding a majority of the loans and commitments under
RadioShack’s ABL credit facility have indicated that they intend to continue to extend credit to RadioShack in accordance with the terms of the ABL credit facility

Claimed Defaults
1. Entry into the October 3, 2014 Recapitalization Agreement and the Amendment to RadioShack’s ABL Credit Facility
allegedly constituted prohibited “affiliate” transactions
2. Conversion of revolving loans to term loans under the ABL
Credit Facility allegedly resulted in a permanent reduction in revolving commitments causing an impermissible over-
advance
3. Amendment to ABL Credit Facility allegedly breached the
term loan facility by making limitations on RadioShack’s ability to make payments under the term loan more restrictive
4. A borrowing base certificate delivered by RadioShack under the ABL Credit Agreement allegedly overstated the ratio of
the liquidation value of inventory to the cost of such inventory resulting in additional credit being made available to
RadioShack in violation of the SCP Credit Agreement

RadioShack Position
RadioShack believes that no event of default has occurred under the SCP Credit Agreement and that the demand for immediate
payment or any other exercise of remedies is without merit
The following pages set forth the Term Lenders’ claims and
RadioShack’s position

RadioShack’s Position on
“Affiliate” Claim
Term Lenders’ Claim
Entry into Recapitalization
Agreement and Amendment to
RadioShack’s ABL Credit Facility
constituted prohibited transactions
with “affiliates” of RadioShack
because of Standard General’s
participation and other mattters
RadioShack’s Position
Neither General Retail Holdings
(“GRH”) nor General Retail
Funding (“GRF”), the parties to the
Recapitalization Agreement and
Amendment at issue, is an
“Affiliate” as defined in the SCP
Credit Agreement

RadioShack’s Position on
“Affiliate” Claim
Term Lenders’ Claim
GRH and GRF are “Affiliates”
because investors in such entities
allegedly own more than 10% of
the voting stock of RadioShack
RadioShack’s Position

The stock ownership of GRH and
GRF is 0%; conflating GRH and
GRF with Standard General or other
investors ignores their status as
separate, substantial legal entities
owned by disparate persons
Even under expansive “Schedule
13D” concepts of beneficial
ownership – which are not
applicable in the SCP Credit
Agreement definition of “Affiliate” –
Standard General owns less than
10% of RadioShack’s voting stock

RadioShack’s Position on
“Affiliate” Claim
Term Lenders’ Claim
GRH is an “Affiliate” because it has
the power to direct or cause the
direction of the management and
policies of RadioShack
RadioShack’s Position

The power to direct or cause the direction of the
management and policies of RadioShack is
vested as a matter of law in RadioShack’s Board
of Directors
GRH had no representation on RadioShack’s
Board of Directors, much less control of the
Board, on October 3
rd
and doesn’t today
The RadioShack Board acted deliberately and
independently
GRH’s right to designate directors if the
transactions contemplated by the
Recapitalization Agreement occur next year did
not give GRH control over RadioShack on
October 3
rd
or today

RadioShack’s Position on
“Affiliate” Claim
Term Lenders’ Claim
GRH is an “Affiliate” because it
has the power to direct or cause
the direction of the management
and policies of RadioShack
RadioShack’s Position

The transaction committee consisting of
three RadioShack representatives and
three GRH representatives does not confer
control to GRH
GRH does not control the committee and
the committee does not control
RadioShack; the committee has only
limited oversight and coordination
functions; it has no power to direct the
management or policies of, or obligate,
RadioShack

RadioShack’s Position on
“Affiliate” Claim
Term Lenders’ Claim
RadioShack’s covenants in the
Recapitalization Agreement to
indemnify its directors and officers
allegedly constitute impermissible
transactions by RadioShack with its
“Affiliates”
RadioShack’s Position
Covenants are between RadioShack and
GRH, not between RadioShack and its
directors and officers
Covenants are not transactions; they did not
require any action by RadioShack and may not
ever require any action by RadioShack
Covenants don’t change pre-existing
indemnification and related rights granted to
RadioShack’s directors and officers under
RadioShack’s bylaws and individual
indemnification agreements
Covenants are customary and permitted under
ordinary course exception contained in the
SCP Credit Agreement

RadioShack’s Position on
Over-Advance Claim
Term Lenders’ Claim
Conversion of revolving loans to
term loans under ABL Credit
Facility resulted in a permanent
reduction in revolving
commitments causing
impermissible over-advance
RadioShack’s Position
The aggregate amount of
Revolving Loan Commitments
remains $535 million
Revolving Loan Commitments, as
defined in the SCP Credit
Agreement, were not permanently
reduced under the Amendment
Lenders holding Revolving Loan
Commitments made revolving
loans, which were converted to
term loans

RadioShack’s Position on
Payment Restriction Claim
Term Lenders’ Claim
Amendment to ABL Credit Facility
breached the term loan facility by
making limitations on
RadioShack’s ability to make
payments under the term loan
more restrictive
RadioShack’s Position
The changes did not make
applicable provisions limiting
RadioShack’s ability to make
payments under the term loan
more restrictive in any respect

RadioShack’s Position on
Borrowing Base Claim
Term Lenders’ Claim
A borrowing base certificate
delivered by RadioShack under
the ABL Credit Agreement
allegedly overstated the ratio of
the liquidation value of inventory to
the cost of such inventory resulting
in additional credit being made
available to RadioShack in
violation of the SCP Credit
Agreement
RadioShack’s Position
RadioShack has never reflected
an inventory liquidation value on
its borrowing base certificate that
was not permitted by or was
otherwise inconsistent with the
inventory appraisal obtained by the
ABL Agent and then in effect in
accordance with the terms of the
ABL Credit Agreement and other
related loan documents

Forward-Looking Statements

This presentation contains forward-looking statements, as referenced in the Private Securities Litigation Reform
Act of 1995. These forward-looking statements reflect management’s current views. These statements can be identified by the fact that they include words like “our position,” “RadioShack’s position,” “expect” and other words with similar meaning, and include all statements regarding RadioShack’s position as to the alleged defaults described above. These statements involve risks and uncertainties that could cause actual outcomes or circumstances to differ materially from those expressed or implied in this presentation, including (1) that the ultimate determination of these matters is outside of RadioShack’s control and may be influenced by facts unknown to RadioShack, and as such RadioShack may be unable to successfully dispute the allegations of defaults under the term loan credit facility, (2) the potential consequences of those allegations, including the exercise of lender remedies, (3) potential adverse effects on relationships between the Company and its business partners, other creditors (including in relation to cross-default provisions in our other credit agreement or debt indenture) and third parties, including suppliers, employees and customers, (4) the potential inability of the
Company to successfully complete the proposed restructuring transactions, refinance its debt and the Company’s turnaround plan, and (5) the continued availability of working capital financing. Any or all of these matters would have a material adverse effect on RadioShack’s liquidity and financial viability. Additional information regarding risk factors relevant to RadioShack is included in RadioShack’s filings with the SEC, including its most recent Annual
Report on Form 10-K for the year ended Dec. 31, 2013 and Quarterly Reports on Form 10-Q. RadioShack
specifically disclaims any duty to update any of the information set forth in this presentation, including any forward-
looking statements.
The description of the Notice of Default and related claims included in this presentation are qualified by its entirety by reference to the Notice of Default dated December 1, 2014, a copy of which was filed as an exhibit to a Current
Report on Form 8-K, filed by the Company with the SEC on December 2, 2014.